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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2006


                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
                      Delaware                                 1-15345                             25-1391475
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(State or other juristidiction of incorporation)       (Commission File Number)        (IRS Employer Identification No.)
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                               2441 Viscount Row
                             Orlando, Florida 32809
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              (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition

The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

On July 14, 2006, Galaxy Nutritional Foods, Inc. issued a press release disclosing the financial results for its fourth quarter and year ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference.



Section 9.    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

99.1 Financial Results Press Release issued by the Company on July 14, 2006 (filed herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2006                     Galaxy Nutritional Foods, Inc.



                                         By: /s/ Salvatore J. Furnari
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                                             Salvatore J. Furnari
                                             Chief Financial Officer


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